SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)           August 11, 1999


                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)


    Ohio                          1-434                       31-0411980
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(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                Number)


One Procter & Gamble Plaza, Cincinnati, Ohio                  45202
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code   (513) 983-1100
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ITEM 5.  OTHER EVENTS

         On August 2, 1999, The Procter & Gamble Company (the "Company") entered into a Share Purchase Agreement between the Company, The Iams Company, and Certain of its Affiliates and The Shareholders of The Iams Company and Certain of Its Affiliates.



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be singed on its behalf by the undersigned hereunto duly authorized.


                                       THE PROCTER & GAMBLE COMPANY


                                       /S/TERRY L. OVERBEY
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                                       Terry L. Overbey, Secretary
                                       August 11, 1999



                                     Exhibit

1. Joint Press Release by The Procter & Gamble Company and The Iams Company dated August 11, 1999.